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                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the Registrant [ ]

     Filed by a Party other than the Registrant [X]

     Check the appropriate box:

     [ ] Preliminary Proxy Statement        [ ] Confidential, for Use of the
                                                Commission Only (as permitted by
                                                Rule 14a-6(e)(2))

     [ ] Definitive Proxy Statement

     [X] Definitive Additional Materials

     [ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                               Geographics, Inc.
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                (Name of Registrant as Specified in Its Charter)

                              THE GRAHAM NOMINEES
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    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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     [ ] Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

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     (2) Form, schedule or registration statement no.:

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     (3) Filing party:

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     (4) Date filed:

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
Dear Shareholder:

         By now you have should have received materials related to the special meeting of shareholders of Geographics, Inc. As set forth in my proxy materials, Joseph Barnette, John Kuypers and me, who are directors of Geographics, are pleased that we been successful in providing you and other shareholders with your first opportunity to elect directors of your company in over two years. The Graham Nominees set forth in the proxy statement (James Dorman, Joseph Barnette and me (collectively, the "Graham Nominees")), are committed to maximizing shareholder value in the following ways: (i) utilizing our 95 years of collective experience and high-level contacts in the office products industry to strengthen your company's relationships with significant customers; (ii) utilizing Mr. Dorman's extensive experience with troubled companies to achieve a successful turnaround for your company; (iii) implementing a recapitalization plan, such as a rights offering pro-rata to all shareholders, that will reduce the company's indebtedness while being fair to all shareholders; and (iv) communicating regularly with shareholders. If you believe, as I do, that your company has yet to achieve its full potential, please vote for the Graham Nominees.

         1.       SIGN the BLUE proxy card previously provided,

         2.       DATE the BLUE proxy card previously provided, and

         3. MAIL the BLUE proxy card TODAY in the envelope previously provided (no postage is required if mailed in the United States) to Culverwell & Co., Inc. Registered holders may FAX BOTH SIDES of the BLUE proxy card TODAY to Culverwell & Co., Inc., at the number provided below.

         The record date for the special meeting of shareholders has been changed from March 8, 1999 to April 4, 1999. The special meeting of shareholders will still be held on April 16, 1999. If you have any questions or require any additional information concerning this Proxy Statement, please contact Culverwell & Co., Inc., at the address set forth below.

                             CULVERWELL & CO., INC.
                                    3RD FLOOR
                                33RD BROAD STREET
                                BOSTON, MA 02109

                                  800-442-8323
                                FAX: 617-227-8780

         With your help, I believe that the Graham Nominees can be successful in enhancing Geographics' value for all shareholders.



                                                              WILLIAM T. GRAHAM

   [Alternate page for proxies beings solicited by Automatic Data Processing]

Dear Shareholder:

         By now you have should have received materials related to the special meeting of shareholders of Geographics, Inc. As set forth in my proxy materials, Joseph Barnette, John Kuypers and me, who are directors of Geographics, are pleased that we been successful in providing you and other shareholders with your first opportunity to elect directors of your company in over two years. The Graham Nominees set forth in the proxy statement (James Dorman, Joseph Barnette and me (collectively, the "Graham Nominees")), are committed to maximizing shareholder value in the following ways: (i) utilizing our 95 years of collective experience and high-level contacts in the office products industry to strengthen your company's relationships with significant customers; (ii) utilizing Mr. Dorman's extensive experience with troubled companies to achieve a successful turnaround for your company; (iii) implementing a recapitalization plan, such as a rights offering pro-rata to all shareholders, that will reduce the company's indebtedness while being fair to all shareholders; and (iv) communicating regularly with shareholders. If you believe, as I do, that your company has yet to achieve its full potential, please vote for the Graham Nominees.

         1.       SIGN the BLUE proxy card previously provided,

         2.       DATE the BLUE proxy card previously provided, and

         3. MAIL the BLUE proxy card TODAY in the envelope previously provided (no postage is required if mailed in the United States) to Automatic Data Processing ("ADP"). Registered holders may FAX BOTH SIDES of the BLUE proxy card TODAY to ADP at the number provided below.

         The record date for the special meeting of shareholders has been changed from March 8, 1999 to April 4, 1999. The special meeting of shareholders will still be held on April 16, 1999. If you have any questions or require any additional information concerning this Proxy Statement, please contact Culverwell & Co., Inc., at the address set forth below.

                            AUTOMATIC DATA PROCESSING
                                 51 MERCEDES WAY
                               EDGEWOOD, NY 11717

                                  516-254-7400
                                FAX: 516-254-7622

         With your help, I believe that the Graham Nominees can be successful in enhancing Geographics' value for all shareholders.


                                                              WILLIAM T. GRAHAM

              [Alternate page for proxies beings solicited by IICC]

Dear Shareholder:

         By now you have should have received materials related to the special meeting of shareholders of Geographics, Inc. As set forth in my proxy materials, Joseph Barnette, John Kuypers and me, who are directors of Geographics, are pleased that we been successful in providing you and other shareholders with your first opportunity to elect directors of your company in over two years. The Graham Nominees set forth in the proxy statement (James Dorman, Joseph Barnette and me (collectively, the "Graham Nominees")), are committed to maximizing shareholder value in the following ways: (i) utilizing our 95 years of collective experience and high-level contacts in the office products industry to strengthen your company's relationships with significant customers; (ii) utilizing Mr. Dorman's extensive experience with troubled companies to achieve a successful turnaround for your company; (iii) implementing a recapitalization plan, such as a rights offering pro-rata to all shareholders, that will reduce the company's indebtedness while being fair to all shareholders; and (iv) communicating regularly with shareholders. If you believe, as I do, that your company has yet to achieve its full potential, please vote for the Graham Nominees.

         1.       SIGN the BLUE proxy card previously provided,

         2.       DATE the BLUE proxy card previously provided, and

         3. MAIL the BLUE proxy card TODAY in the envelope previously provided (no postage is required if mailed in the United States) to IICC Registered holders may FAX BOTH SIDES of the BLUE proxy card TODAY to IICC at the number provided below.

         The record date for the special meeting of shareholders has been changed from March 8, 1999 to April 4, 1999. The special meeting of shareholders will still be held on April 16, 1999. If you have any questions or require any additional information concerning this Proxy Statement, please contact Culverwell & Co., Inc., at the address set forth below.

                                      IICC
                             INVESTOR COMMUNICATIONS
                                6250 KESTREL ROAD
                      MISSISSAUGA, ONTARIO, CANADA L5T 1Y9

                                  905-565-9100
                                FAX: 905-565-5350

         With your help, I believe that the Graham Nominees can be successful in enhancing Geographics' value for all shareholders.


                                                              WILLIAM T. GRAHAM